Execution Version REDEMPTION AGREEMENT This Redemption Agreement (this “Agreement”), dated June 10, 2026, is entered into by and among Crestone Asset Management, LLC, a Delaware series limited liability company (the “Company”), Aviation Growth Initiatives, LLC, a Delaware limited liability company (“AGI”), Air T Acquisition 26.1, LLC, a Minnesota limited liability company, (“ATA”) and Air T, Inc., a Delaware corporation (“Air T” and, together with AGI and ATA, the “Redeemed Members”). Reference is made to that certain Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of September 1, 2022 (the “LLCA”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the LLCA. WHEREAS, immediately prior to giving effect to the transactions contemplated by this Agreement, AGI and ATA entered into a Membership Interest Purchase Agreement, dated as of the date hereof, with the Company and the MRC Common Members (the “Purchase Agreement”) pursuant to which AGI and ATA each purchased certain Common Interests from the MRC Common Members (the “Initial Purchase Transaction”); WHEREAS, after giving effect to the Initial Purchase Transaction, the Redeemed Members collectively hold all of the Common Interests, and each Redeemed Member desires to have the Company redeem 99% of the Common Interests held by such Redeemed Member (collectively, the “Redeemed Interests”); WHEREAS, (i) the Redeemed Members, by entering into this Agreement, acknowledge and consent to the transactions contemplated by this Agreement, including pursuant to Section 3.6(b)(ii) of the LLCA, and (ii) the MRC Members are hereby acknowledging and consenting to the transactions contemplated by this Agreement, including pursuant to Section 3.6(a)(ii) of the LLCA; WHEREAS, pursuant to Section 9.2 of the LLCA, the Board of the Company and the Onshore Series must approve any Transfer of a Member’s Interest; WHEREAS, the Board of the Company and the Onshore Series has approved the transactions contemplated by this Agreement; and WHEREAS, the Company desires to purchase and redeem the Redeemed Interests, upon the terms and conditions set forth in this Agreement. NOW THEREFORE, for and in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Redemption of the Redeemed Interests. The Redeemed Members hereby sell, assign, transfer, convey and deliver to the Company, and the Onshore Series of the Company hereby redeems and purchases all right, title and interest in and to the Redeemed Interests held by the Redeemed Members, free and clear of any Encumbrance (as defined below) other than Permitted Encumbrances (as defined below). For the avoidance of doubt, the Redeemed Members shall retain all Common Interests not constituting Redeemed Interests and shall continue as Common Members with respect to such retained interests. 2. Consideration. In consideration for the transfer by the Redeemed Members of the Redeemed Interests and the other covenants contained herein, the Onshore Series of the Company shall distribute to the Redeemed Members all of the Onshore Series’ right, title and interest in and to each of the agreements set forth on Schedule 1 hereto (collectively, the “Servicing Agreements”) (the “Consideration”), representing full and final payment for the Redeemed Interests. The Redeemed Members’ right and interest in the Consideration shall be ratable based on their respective ownership interests in the Company immediately prior to the redemption. 3. Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”), the Company and the Redeemed Members shall execute and deliver an assignment and 53155939.v10 Certain identified information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K because disclosure would constitute a clearly unwarranted invasion of personal privacy. Information that was omitted has been noted in this document with a placeholder identified by the mark ‘[***].’

2 assumption agreements to effect the assignment of the Servicing Agreements. 4. Non-Assignable Servicing Agreements. (a) Notwithstanding anything to the contrary in this Agreement, to the extent that the assignment of any Servicing Agreement (or any right, benefit, claim or interest thereunder) to the Redeemed Members (i) requires the consent of any third party that is not or cannot be obtained prior to Closing, (ii) would constitute a breach or other violation of such Servicing Agreement, or (iii) is otherwise prohibited by applicable law (each such Servicing Agreement, a “Non-Assignable Agreement”), the Closing shall proceed without the assignment of such Non-Assignable Agreement, and such Non-Assignable Agreement shall not be assigned or transferred to the Redeemed Members until such consent is obtained or such breach, violation or prohibition is resolved. (b) Following the Closing and until the applicable consent, approval or waiver is obtained with respect to any Non-Assignable Agreement, the Company shall (i) use commercially reasonable efforts to obtain such consent, approval or waiver as promptly as practicable, (ii) hold and maintain such Non- Assignable Agreement for the benefit of the Redeemed Members, (iii) cooperate with the Redeemed Members in any reasonable arrangement designed to provide the Redeemed Members with all of the benefits of such Non-Assignable Agreement, including by (A) enforcing (at the direction and expense of the Redeemed Members) any rights of the Company arising under such Non-Assignable Agreement (including the right to elect to terminate such Non-Assignable Agreement in accordance with the terms thereof upon the written direction of the Redeemed Members), and (B) promptly remitting to the Redeemed Members all fees, payments and other amounts received by the Company under such Non-Assignable Agreement, and (iv) at the direction of the Redeemed Members, perform or cause to be performed the obligations of the Company under such Non-Assignable Agreement, to the extent that such performance would not result in any breach, default, termination, fee or penalty. For the avoidance of doubt, from and after the Closing, the Redeemed Members shall be entitled to receive all economic benefits arising under each Non-Assignable Agreement, including all fees, revenues and other amounts payable thereunder, and the Company shall have no right to retain any such amounts for its own account. (c) The Redeemed Members shall (i) pay, perform and discharge, or cause to be paid, performed and discharged, fully and promptly when due, all obligations and liabilities arising under each Non-Assignable Agreement to the extent such obligations and liabilities would have been assumed by the Redeemed Members had such Non-Assignable Agreement been assigned at the Closing, and (ii) indemnify and hold harmless the Company from and against any losses arising out of or relating to any Non- Assignable Agreement, to the extent such losses relate to the period from and after the Closing. (d) Once the requisite consent, approval or waiver is obtained with respect to any Non- Assignable Agreement, the Company shall promptly assign, transfer, convey and deliver such Non- Assignable Agreement (or the applicable right, benefit, claim or interest thereunder) to the Redeemed Members, and the Redeemed Members shall assume all obligations and liabilities arising thereunder. 5. Representations and Warranties of the Redeemed Members. In connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, each Redeemed Member, severally and not jointly, represents and warrants to the Company on behalf of itself as follows: (a) Authorization; Enforceability. Such Redeemed Member is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation. Such Redeemed Member has full legal capacity, right, power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated under this Agreement.

3 The execution, delivery and performance of this Agreement by such Redeemed Member and the consummation of the transactions contemplated hereby (i) have been duly authorized by all requisite action on the part of such Redeemed Member and (ii) assuming the due authorization, execution and delivery by the Company of this Agreement, constitutes the legal, valid and binding obligation of such Redeemed Member, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium or other similar federal or state laws affecting the rights of creditors, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. (b) Title to Redeemed Interests. Such Redeemed Member is the record holder and beneficial owner of, has good and marketable title to, and has the authority to sell, its respective Redeemed Interests. Other than (i) transfer restrictions imposed by Article 9 of the LLCA and (ii) United States federal and state securities laws (clauses (i) and (ii), collectively, the “Permitted Encumbrances”), such Redeemed Member’s Redeemed Interests are free and clear of, and such Redeemed Member has not taken any action or omitted to take any action required to be taken by such Redeemed Member that has or will directly or indirectly impose, any lien, pledge, claim, hypothecation, charge, mortgage, security interest, assessment, contractual obligation, right of others, title defect, voting trust or similar arrangement, limitations on voting rights, restriction on transfer, proxy, title retention, encumbrance or restriction of any nature, whether arising by agreement, operation of law or otherwise (collectively, the “Encumbrances”). Subject to Section 1 and Section 2, at the Closing, such Redeemed Member’s entire right, title and interest in and such Redeemed Member’s Redeemed Interests shall be conveyed to the Company as set forth herein. (c) LLCA. Other than the LLCA, there are no agreements, understandings, judgments, orders or Encumbrances granting rights or imposing obligations or restrictions with respect to such Redeemed Member’s Redeemed Interests. (d) Consents. No consent, approval or authorization of or designation, declaration or filing with any person, entity or governmental authority on the part of such Redeemed Member is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, except for the consent of the Board and the applicable Series required under Section 9.2 of the LLCA, which consents shall have been obtained or waived by the requisite parties on or prior to the Closing. (e) No Violation or Default. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation, default or breach of any provision of any instrument, judgment, order, writ, decree, contract or agreement to which such Redeemed Member is a party or by which such Redeemed Member is bound, including, without limitation, the LLCA. Such Redeemed Member is not in default or breach (and, to the knowledge of such Redeemed Member, no set of facts exist that with the passage of time or otherwise would constitute a default or breach by such Redeemed Member) under any instrument, judgment, order, writ, decree, contract or agreement relating to such Redeemed Member’s Redeemed Interests to which such Redeemed Member is a party or by which such Redeemed Member is bound, including, without limitation, the LLCA. (f) Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of such Redeemed Member, threatened against such Redeemed Member in connection with such Redeemed Member’s ownership of its Redeemed Interests or any action or inaction by such Redeemed Member as a security holder or creditor of the Company, nor is such Redeemed Member aware of any facts that might result in any such action, suit, proceeding or investigation. There is no action, suit, proceeding or investigation by such Redeemed Member currently pending or that such Redeemed Member intends to initiate that relates to such Redeemed Member’s Redeemed Interests or otherwise relates to the Company or its members.

4 6. Representations and Warranties of the Company. In connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, the Company represents and warrants to the Redeemed Members as follows: (a) Authorization; Enforceability. The Company is a series limited liability company duly formed and validly existing under the laws of the State of Delaware. The Company has full legal right, power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated under this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby, assuming the due authorization, execution and delivery by each Redeemed Member, constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium or other similar federal or state laws affecting the rights of creditors, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. (b) Sufficiency of Consideration. The Consideration as of the Closing is sufficient consideration for the Redeemed Interests. 7. Waiver of Restrictive Covenants. Effective as of the Closing, the Company and each Member hereby irrevocably waive, release and terminate, with respect to each other Member (and, to the extent applicable, their respective Affiliates), the restrictive covenants set forth in the last sentence of Section 3.9 and Section 3.10 of the LLCA. 8. General Provisions. (a) Survival; No Double Recovery. The representations, warranties, covenants and agreements made by the parties hereto and the rights of the parties hereto to be indemnified, compensated and reimbursed with respect to any breach of or inaccuracy in any of such representations, warranties, covenants and agreements shall survive the Closing. (b) U.S. Federal Income Tax Treatment. The parties intend that the redemption of the Redeemed Interests shall be treated for U.S. federal income tax purposes as a distribution of property by the Onshore Series of the Company to the Redeemed Members in partial redemption pursuant to IRC Section 731. Pursuant to IRC Section 731(a), the distribution of property (other than money) to the Redeemed Members in partial redemption shall be tax-free to the Redeemed Members. The parties agree to report the transactions contemplated by this Agreement on their respective federal, state and local income tax returns in a manner consistent with this Section 81(b), unless otherwise required by a final determination within the meaning of IRC Section 1313(a). (c) Notices. All notices given pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, or (iii) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid. All communications shall be sent to the respective parties at their address as set forth on the signature pages hereto, or to such other address as subsequently modified by written notice given in accordance with this Section 8(c). (d) Further Assurances. Each party hereto agrees, at any time after the Closing and at the reasonable request of any other party, to (i) promptly execute and deliver such further documents, instruments and agreements as may be reasonably necessary to carry out the purposes of this Agreement,

5 (ii) cooperate with any governmental filings required in connection herewith, (iii) provide reasonable assistance with tax returns and tax authority inquiries relating to the transactions contemplated hereby and (iv) refrain from taking any action that would frustrate or impede the consummation of the transactions contemplated by this Agreement. (e) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous understandings and agreements, whether oral or written, among the parties hereto with respect to the subject matter hereof. (f) Amendment and Waivers. This Agreement may not be modified without the prior written approval of the Company and each Redeemed Member. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived. (g) Assignment; Successors and Assigns; Third Party Beneficiaries. No party hereto may assign its rights or obligations under this Agreement without the prior written consent of the other parties hereto. This Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of any successors, permitted assigns, heirs, executors, administrators and legal representatives. Except as expressly provided herein, nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. (h) Expenses. Each party hereto shall bear his, her or its own expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement. (i) Severability. If any provision of this Agreement is declared or found to be illegal, invalid or unenforceable, then such provision will be stricken or modified to the extent necessary to make it legal, valid, and enforceable while preserving the original intent of the parties hereto to the maximum extent possible. The remaining provisions of this Agreement will remain in full force and effect. (j) Governing Law; Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws. The parties hereto (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the State of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of the State of Delaware or the United States District Court for the District of Delaware, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. (k) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING

6 OUT OF THIS AGREEMENT, THE REDEEMED INTERESTS OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. (l) Attorneys’ Fees. If any party hereto institutes an action or proceeding against any other party hereto relating to the provisions of this Agreement, the party to such action or proceeding which does not prevail will reimburse the prevailing party therein for the reasonable expenses of attorneys’ fees and disbursements incurred by the prevailing party. (m) Headings. The paragraph headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement. (n) Counterparts. This Agreement may be executed in counterparts, including by electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, each of which will be deemed an original document but all of which will constitute a single document. (o) Voluntary and Complete Agreement. Each party hereto acknowledges that it voluntarily, free of any duress or coercion, negotiated the redemption of the Redeemed Interests. The parties hereto have carefully read and understand this Agreement. The parties hereto acknowledge that none of the other parties hereto, nor any of their respective directors, officers, partners, members, managers, equityholders, affiliates and agents has made any promise, representation or warranty whatsoever, either express or implied, written or oral, that is not contained in this Agreement for the purpose of inducing such party to execute, deliver and perform this Agreement and the parties hereto acknowledge that the other parties have executed and delivered this Agreement in reliance only upon such promises, representations and warranties as are contained in this Agreement. The parties hereto waive with respect to this Agreement the application of any law, regulation or rule providing that ambiguities in an agreement shall be construed against the party drafting such agreement. [signature page follows]

[Signature Page Redemption Agreement] IN WITNESS WHEREOF, the parties hereto have executed and delivered this Redemption Agreement effective as of the date first above written. COMPANY: CRESTONE ASSET MANAGEMENT, LLC By: Name: Callan Jorgensen Title: Authorized Signatory Address: _________________________________ ___________________ Email: Docusign Envelope ID: C7AD4EE2-0A47-8B2B-8270-F6BC0C699243 4500 Cherry Creek Drive South, Suite 200 Denver, CO 80246 ______________ [***]_____________________________

[Signature Page Redemption Agreement] IN WITNESS WHEREOF, the parties hereto have executed and delivered this Redemption Agreement effective as of the date first above written. AVIATION GROWTH INITIATIVES, LLC By: Name: Kevin Milligan Title: President Address: Email: Docusign Envelope ID: 2ECE2EDD-50E3-87C4-839B-D046A86F5D90 [***] ._______________________________ [***] [***]

[Signature Page Redemption Agreement] IN WITNESS WHEREOF, the parties hereto have executed and delivered this Redemption Agreement effective as of the date first above written. AIR T, INC. By: Name: Nick Swenson Title: Chief Executive Officer Address: Email: 5000 W 36th Street, Suite 200 Minneapolis, MN 55416 _________________________________ Docusign Envelope ID: 7155BC01-5438-8BEC-80A2-E0736B360D02 [***]

[Signature Page Redemption Agreement] IN WITNESS WHEREOF, the parties hereto have executed and delivered this Redemption Agreement effective as of the date first above written. AIR T ACQUISITION 26.1, LLC By: Name: Mark Jundt Title: Corporate Secretary Address: _________________________________ _________________________________ Email: ____________[***] Docusign Envelope ID: BE4D3801-B97D-8915-83DF-122889146B16 Minneapolis, MN 55416 5000 W. 36th St, Suite 200

[Signature Page Redemption Agreement] IN WITNESS WHEREOF, the parties hereto have executed and delivered this Redemption Agreement effective as of the date first above written. Acknowledged and Consented to by: MRC MEMBERS: MRC COMMON MEMBER LLC By: MR CAM Common Splitter 1, L.P., its managing member By: Mill Road Capital III GP LLC By: Name: Eric Yanagi Title: Management Committee Director MR CAM COMMON SPLITTER 1, L.P. By: Mill Road Capital III GP LLC By: Name: Eric Yanagi Title: Management Committee Director MR CAM US SPLITTER 2, L.P. By: Mill Road Capital III GP LLC By: Name: Eric Yanagi Title: Management Committee Director MR CAM NON-US SPLITTER 3, L.P. By: Mill Road Capital III GP LLC By: Name: Eric Yanagi Title: Management Committee Director Docusign Envelope ID: 91EE1C72-CD41-829F-81B7-D6F09EAB510C

Schedule 1 Servicing Agreements 1. Servicing Agreement, among Blue Crest Prospector Pico Duarte Designated Activity Company and Crestone Asset Management LLC, as amended and supplemented from time to time, dated February 18, 2026 2. Servicing Agreement, among Contrail Asset Management, LLC, Contrail JV II, LLC and Crestone Air Partners, Inc., as amended and supplemented from time to time, dated May 5, 2021 3. Management Agreement, among Contrail Asset Management, LLC and Contrail JV II, LLC, dated May 5, 2021 4. Servicing Agreement, among Blue Crest Aviation Partners 2025-1 LLC, the Serviced Group Members (as defined in the Servicing Agreement) and Crestone Asset Management LLC, as amended and supplemented from time to time, dated August 1, 2025 5. Servicing Agreement, among Crestone Asset Management, LLC, Contrail JV II, LLC, Sunrise Non-US PO 17 Limited, the Serviced Group Members (as defined in the Servicing Agreement) and Crestone Air Partners, Inc., dated June 3, 2025 6. Servicing Agreement, among Crestone Asset Management, LLC, Contrail JV II, LLC, Sunrise Aircraft US Holdco 2, LLC, Sunrise Aircraft Cayman Portfolio Holdco, Sunrise Non-US PO 15 Limited, the Serviced Group Members (as defined in the Servicing Agreement) and Crestone Air Partners, Inc., as amended and supplemented from time to time, dated March 28, 2025 7. Aircraft Asset Marketing Agreement, among Cross Ocean Aviation (Cargo), Cross Ocean Partners Management LP and Crestone Asset Management, LLC, dated August 14, 2025